UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2021

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 5, 2021, Kelly Services, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Michael Shuman (“Schuman”), Jill Hafetz, as trustee of the Michael A. Shuman Irrevocable GST Trust of 2019 (the “Trust,” and together with Schuman, the “Sellers”), and Softworld, Inc., a Massachusetts corporation (“Softworld”), pursuant to which the Company agreed to purchase from the Sellers all of the outstanding shares of Softworld. Softworld is a leading technology staffing and workforce solutions firm that serves clients across several end-markets, including financial services, life sciences, aerospace, defense, insurance, retail and IT consulting. The Company’s acquisition of Softworld was completed as of the execution date of the Stock Purchase Agreement.

The Stock Purchase Agreement provides for a base purchase price of $215,000,000. The base purchase price is subject to customary adjustments to reflect changes in net working capital, cash, indebtedness and transaction expenses. The purchase price was financed using available cash. In connection with the transaction, the parties entered into an escrow agreement with JPMorgan Chase Bank, N.A., as escrow agent, pursuant to which the Company deposited $2,000,000, to be held pending finalization of a customary post-closing net working capital adjustment to the purchase price.

The Stock Purchase Agreement includes customary representations, warranties, covenants and agreements by the Company and the Sellers. The Company has obtained a representation and warranty insurance policy to insure against certain losses arising from breaches of or inaccuracies in the representations and warranties of the Sellers in the Stock Purchase Agreement. Except with respect to losses arising from fraud, the Company will not have recourse against the Sellers after the closing date with respect to breaches of the Sellers’ representations and warranties in the Stock Purchase Agreement.

The Stock Purchase Agreement includes customary non-competition and non-solicitation covenants by the Sellers applicable during the five-year period following the closing date of the transaction.

The foregoing description of the Stock Purchase Agreement contained in Item 1.01 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement attached as Exhibit 2.1 and incorporated herein by reference. The foregoing description has been included to provide investors and security holders with information regarding the terms of the Stock Purchase Agreement and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Stock Purchase Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement, and may be subject to limitations agreed among the parties, including being qualified by confidential disclosures among those parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Company’s acquisition of Softworld was completed on April 5, 2021, the execution date of the Stock Purchase Agreement. The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01

Item 7.01	Regulation FD Disclosure.

On April 6, 2021, the Company issued a press release announcing that it had acquired Softworld. A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

The forgoing information is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements required by Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Number	Exhibit

2.1	Stock Purchase Agreement dated as of April 5, 2021 between Kelly Services, Inc., Michael Shuman, Jill Hafetz, as trustee of the Michael A. Shuman Irrevocable GST Trust of 2019, and Softworld, Inc.*

99.1	Press release dated April 6, 2021.

104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules and exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: April 6, 2021	/s/ James M. Polehna
James M. Polehna
Senior Vice President and Corporate Secretary